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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): August 14, 2002



                                BRIGHTPOINT, INC.
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             (Exact name of Registrant as specified in its charter)


        DELAWARE                          0-23494               35-1778566
        --------                          -------               ----------
(State or other jurisdiction            (Commission           (I.R.S. Employer
      of incorporation)                 File Number)         Identification No.)



600 East 96th Street, Suite 575, Indianapolis, Indiana       46240
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(Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code: (317) 805-4100
                                                    --------------

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(Former name or former address, if changed since last report)



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Item 9.  Regulation FD Disclosure

                  Brightpoint, Inc. is furnishing herewith the Statements Under Oath of its Principal Executive Officer, Robert J. Laikin, and Principal Financial Officer, Frank Terence, Regarding Facts and Circumstances Relating to Exchange Act Filings as Exhibits 99.1 and 99.2, which are included herein. These statements were submitted for filing with the Securities and Exchange Commission (the "Commission") on August 14, 2002, pursuant to the Commission's Order No. 4-460 issued on June 27, 2002.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits.

Exhibit No.       Exhibit

99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          BRIGHTPOINT, INC.
                                          (Registrant)


                                          By: /s/ STEVEN E. FIVEL
                                              ----------------------------------
                                              Steven E. Fivel
                                              Executive Vice President and
                                              General Counsel


Date:  August 14, 2002



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                                  EXHIBIT INDEX


Exhibit                    Description
-------                    -----------

Exhibit 99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

Exhibit 99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings